SECURITIES AND EXCHANGE COMMISSION


                                         Washington, D. C. 20549


                                                 FORM 8-K


                                              CURRENT REPORT


                                  Pursuant to Section 13 or 15(d) of the
                                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       February 11, 1998
                                                  ----------------------------


                                       ALABAMA POWER COMPANY
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              (Exact name of registrant as specified in its charter)


       Alabama                       1-3164                   63-0004250
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


600 North 18th Street, Birmingham, Alabama                             35291
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     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code          (205)    250-1000
                                                          --------------------


                                           N/A
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     (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


         (c)  Exhibits.

              23  -       Consent of Arthur Andersen LLP.

              27  -       Financial Data Schedule.

              99  -       Audited Financial Statements of Alabama Power Company
                          as of December 31, 1997.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ALABAMA POWER COMPANY

                                                /s/Wayne Boston
                                             By    Wayne Boston
                                                  Assistant Secretary


Date:    March 4, 1998